SGA Global Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—96.9%
Communication Services—8.1%
Alphabet, Inc. Class C(1)	2,342	$4,103
Facebook, Inc. Class A(1)	16,722	4,567
Tencent Holdings Ltd.	48,259	3,511
		12,181

Consumer Discretionary—19.3%
Alibaba Group Holding Ltd. Sponsored ADR(1)	26,626	6,197
Amazon.com, Inc.(1)	1,601	5,214
Fast Retailing Co. Ltd.	3,510	3,143
New Oriental Education & Technology Group, Inc. Sponsored ADR(1)	25,187	4,680
NIKE, Inc. Class B	31,410	4,444
Yum! Brands, Inc.	48,563	5,272
		28,950

Consumer Staples—5.8%
CP ALL PCL(1)	2,194,564	4,267
Heineken NV	40,392	4,501
		8,768

Financials—8.3%
AIA Group Ltd.	485,261	5,946
HDFC Bank Ltd. ADR(1)	88,979	6,430
		12,376

Health Care—15.1%
Abbott Laboratories	43,702	4,785
Alcon, Inc.(1)	68,103	4,493
Illumina, Inc.(1)	10,588	3,918
Intuitive Surgical, Inc.(1)	3,908	3,197
Novo Nordisk A/S Class B	49,298	3,452
Regeneron Pharmaceuticals, Inc.(1)	5,829	2,816
		22,661

Industrials—5.8%
IHS Markit Ltd.	45,792	4,114
Kansas City Southern	22,346	4,561
		8,675

Information Technology—29.6%
Autodesk, Inc.(1)	15,436	4,713
Dassault Systemes SE	13,804	2,802
FleetCor Technologies, Inc.(1)	19,393	5,291
Infosys Ltd. Sponsored ADR	230,113	3,900
Microsoft Corp.	24,655	5,484
PayPal Holdings, Inc.(1)	23,682	5,546
salesforce.com, Inc.(1)	19,469	4,333
SAP SE Sponsored ADR(2)	24,932	3,251
Visa, Inc. Class A	27,597	6,036
Workday, Inc. Class A(1)	12,777	3,062
		44,418

Materials—2.5%
Linde plc	14,059	3,705
	Shares	Value

Real Estate—2.4%
Equinix, Inc.	5,044	$3,602
Total Common Stocks (Identified Cost $97,197)		145,336

Total Long-Term Investments—96.9% (Identified Cost $97,197)		145,336

Short-Term Investments—5.3%
Money Market Mutual Fund—3.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	4,684,786	4,685
Total Money Market Mutual Fund (Identified Cost $4,685)		4,685

Securities Lending Collateral—2.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)(4)	3,261,806	3,262
Total Securities Lending Collateral (Identified Cost $3,262)		3,262

Total Short-Term Investments (Identified Cost $7,947)		7,947

TOTAL INVESTMENTS—102.2% (Identified Cost $105,144)		$153,283
Other assets and liabilities, net—(2.2)%		(3,287)
NET ASSETS—100.0%		$149,996

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings†
United States	59%
China	9
India	6
United Kingdom	5
Hong Kong	4
Netherlands	3
Switzerland	3
Other	11
Total	100%
† % of total investments as of December 31, 2020.
See Notes to Schedule of Investments

SGA Global Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$145,336	$145,336
Securities Lending Collateral	3,262	3,262
Money Market Mutual Fund	4,685	4,685
Total Investments	$153,283	$153,283
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Schedule of Investments

SGA GLOBAL GROWTH FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
3